UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
__________________

Date of Report (Date of earliest event reported): June 23, 2022
___________________

DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 201 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 1.01         Entry into a Material Definitive Agreement.

The information provided in Item 5.02 of this current report on Form 8-K is incorporated by reference into this Item 1.01 to the extent applicable.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 18, 2022, Raven Jaeger, M.S., was appointed as the Chief Regulatory Officer of Diffusion Pharmaceuticals Inc. (the “Company,” “Diffusion” or “we”). In connection with her appointment, on June 27, 2022, the Company entered into an employment agreement, effective as of May 18, 2022, with Ms. Jaeger (the “Employment Agreement”).

In addition to the terms described in the Company’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 24, 202, the Employment Agreement also provides that, in the event that Ms. Jaeger’s employment is terminated by the Company other than for Cause, death or Disability or upon her resignation for Good Reason (as all such capitalized terms are defined in the Employment Agreement), Ms. Jaeger will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of any bonus earned during the year of termination, continuation of base salary for nine months, plus 12 months of COBRA premium reimbursement, provided that if such termination occurs within 60 days before or within 24 months following a Change of Control (as defined in the Employment Agreement), then Ms. Jaeger will be entitled to receive the same severance benefits as provided above except she will receive (a) a payment equal to 1.5 times the sum of her base salary and the higher of her target annual bonus opportunity and the bonus payment she received for the year immediately preceding the year in which the termination occurred instead of nine months of base salary continuation and the bonus payments described above and (b) an amount equal to 18 times the monthly COBRA premium for Ms. Jaeger and her eligible dependents instead of 12 months of COBRA reimbursements (the payments in clauses (a) and (b) would be paid in a lump sum in some cases and partly in a lump sum and partly in installments over 12 months in other cases). In addition, if Ms. Jaeger’s employment is terminated by the Company without Cause or by Ms. Jaeger for Good Reason, in either case, upon or within 24 months following a Change of Control, Ms. Jaeger will be entitled to full vesting of all equity awards received by Ms. Jaeger from the Company (with any equity awards that are subject to the satisfaction of performance goals deemed earned at not less than target performance).

In the event that Ms. Jaeger’s employment is terminated due to her death or Disability, Ms. Jaeger (or her estate) will be entitled to any unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, 12 months of COBRA premium reimbursement and accelerated vesting of (a) all equity awards received in payment of base salary or an annual bonus and (b) with respect to any other equity award, the greater of the portion of the unvested equity award that would have become vested within 12 months after the termination date had no termination occurred and the portion of the unvested equity award that is subject to accelerated vesting (if any) upon such termination under the applicable equity plan or award agreement (with performance goals deemed earned at not less than target performance, and with any equity award that is in the form of a stock option or stock appreciation right to remain outstanding and exercisable for 12 months following the termination date or, if longer, such period as provided under the applicable equity plan or award agreement (but in no event beyond the expiration date of the applicable option or stock appreciation right)).

All severance or other separation benefits payable pursuant to the Employment Agreement are subject to the execution and non-revocation of a release of claims by Ms. Jaeger or her estate, as applicable.

Ms. Jaeger is also subject to certain restrictive covenants, including a non-competition, customer non-solicitation and employee and independent contractor non-solicitation and no hire (each applicable during employment and for 24 months thereafter, other than the non-competition covenant which shall apply for only 12 months thereafter), as well as confidentiality and non-disparagement restrictions (each applicable during employment and at all times thereafter).

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 – Other Events

On June 23, 2022, Diffusion Pharmaceuticals Inc. (the “Company”) issued a press release announcing results from its Altitude Trial evaluating the Company’s lead product candidate, trans sodium crocetinate, in normal healthy volunteers subjected to incremental levels of physical exertion while exposed to hypoxic and hypobaric conditions at a simulated altitude of 15,000 feet above sea level. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Employment Agreement, effective May 18, 2022, by and between the Company and Raven Jaeger, M.S.
99.1	Press Release, issued June 23, 2022, announcing results from the Company’s Altitude Trial
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2022	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ William Elder
Name: William Elder
Title: General Counsel & Corporate Secretary